UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

Commission File No. 333-167130

SAVVY BUSINESS SUPPORT, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-2473958
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

The Courts of Red Bank 130 Maple Avenue, Suite 9B2 Red Bank, New Jersey	07701
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (732) 530-9007

Not Applicable

(Former name or former address, if changed since last report.)

With a copy to:

Philip Magri, Esq.

The Sourlis Law Firm

The Courts of Red Bank

130 Maple Avenue, Suite 9B2

Red Bank, New Jersey 07701

Direct Dial: (954) 303-8027

T: (732) 530-9007

F: (732) 530-9008

philmagri@sourlislaw.com

www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02, Unregistered Sales of Equity Securities.

On November 8, 2012, Savvy Business Support, Inc., a Nevada corporation (the “Company,” “we,” “us,” “our” and similar terms), sold an aggregate of 100 shares of Series B Non-Convertible Preferred Stock to Virginia K. Sourlis, the Company’s sole director and officer (President) for an aggregate purchase price of $10.00. The Company sold these securities under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), since the sale by did not involve a public offering of securities. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the investor represented that he had the necessary investment intent as required by Section 4(2) and agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(2) of the Securities Act for this transaction.

Series B Non-Convertible Preferred Stock

On November 8, 2012, our Board designated 100 shares of Preferred Stock as “Series B Non-Convertible Preferred Stock” and we filed a Certificate of Designations with the Secretary of State of the State of Nevada therein designating the class. The Certificate of Designations of the Series B Non-Convertible Preferred Stock has been filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibits

3.1	Certificate of Designation of Series B Non-Convertible Preferred Stock

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

SAVVY BUSINESS SUPPORT, INC.

Date: November 9, 2012	By:	/s/ VIRGINIA K. SOURLIS
	Name:	Virginia K. Sourlis
	Title:	President and Sole Director
(Principal Executive Officer, Principal Financial and Principal Accounting Officer)